GOODWILL AND INTANGIBLE ASSETS - Expected Amortization of Intangible Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
2026	$ 71,391
2027	13,550
2028	3,686
2029	3,686
2030	2,868
Thereafter	13,049
Total	$ 108,230	$ 192,937